UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2025
NOVELIS INC.
(Exact name of registrant as specified in its charter)

Canada	001-32312	98-0442987
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3550 Peachtree Road NE, Suite 1100, Atlanta, Georgia 30326
(Address of Principal Executive Offices)
(404) 760-4000
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.
On January 8, 2025, Novelis Inc. (the "Company") issued a press release announcing that its wholly-owned subsidiary, Novelis Corporation (the "Issuer"), has commenced a private offering (the "Proposed Offering") of $500 million aggregate principal amount of senior unsecured notes due 2030 (the "Notes") in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The Notes and the related guarantees have not been, and will not be, registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and the rules promulgated thereunder.
The Company is furnishing herewith, and incorporating by reference herein as Exhibit 99.2 attached hereto, certain information that was included in the confidential preliminary offering memorandum, dated January 8, 2025 (the "Preliminary Offering Memorandum"), relating to the Proposed Offering, including certain preliminary estimated unaudited financial and operating results as of and for the three and nine months ended December 31, 2024.
There can be no assurance that the Company will be able to complete the Proposed Offering on the terms and conditions described herein or at all.
The information furnished pursuant to this Item 2.02, including Exhibit 99.2, shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 7.01    Regulation FD Disclosure.
The information provided under Item 2.02 is hereby incorporated by reference into this Item 7.01.
The Company is furnishing herewith, and incorporating by reference herein as Exhibit 99.2 attached hereto, certain information from the Preliminary Offering Memorandum.
The information furnished in this Current Report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibits 99.1 and 99.2, is neither an offer to sell nor a solicitation of an offer to buy the Notes or the related guarantees in the Proposed Offering.
The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed to be filed for purposes of Section 18 of, or otherwise regarded as filed under, the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward Looking Statements
Statements made in this Current Report on Form 8-K that describe Novelis' intentions, expectations, beliefs or predictions may be forward-looking within the meaning of securities laws. Forward-looking statements include statements preceded by, followed by or including the words "believes," "expects," "anticipates," "plans," "estimates," "projects," "forecasts," or similar expressions. Examples of forward-looking statements in this Current Report on Form 8-K include our preliminary financial results for the three and nine months ended December 31, 2024, management’s expectations for the three months ending March 31, 2025 and statements about the Proposed Offering and the use of proceeds therefrom. Novelis cautions that, by their nature, forward-looking statements involve risk and uncertainty and Novelis' actual results could differ materially from those expressed or implied in such statements. The forward-looking statements speak only as of the date hereof. Novelis does not intend, and Novelis disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated January 8, 2025
99.2	Excerpts from preliminary offering memorandum of the Issuer, dated January 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: January 8, 2025	By:	/s/ Christopher Courts
Name: Christopher Courts
Title: Executive Vice President and Chief Legal Officer